                                                                   EXHIBIT 10.6

                           INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is made as of the _____ day of _______________, 1995, by and between Homegate Hospitality, Inc., a Delaware corporation (the "Company"), and _______________ (the "Indemnitee").

                                    RECITALS

     A. The Indemnitee has been requested to serve, or is presently serving, as a director and/or an officer of the Company and/or, at the request of the Company, in an Authorized Capacity (as defined below) of or for Another Entity (as defined below). The Company desires the Indemnitee to serve or to continue to serve in such capacity. The Company believes that the Indemnitee's undertaking or continued undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance the Indemnitee's ability to discharge such responsibilities under existing circumstances. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company and the Company's agreement to provide the Indemnitee at all times the broadest and most favorable (to Indemnitee) indemnification permitted by applicable law (whether by legislative action or judicial decision), to serve or to continue to serve in that capacity.

     B. In addition to the indemnification to which the Indemnitee is entitled under the Certificate of Incorporation, as amended, of the Company (the "Certificate") or the Bylaws, as amended, of the Company (the "Bylaws"), the Company may obtain insurance protecting its officers and directors and certain other persons (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties ("D&O Insurance"). The Company, however, may be unable to obtain such D&O Insurance, and, if obtained, there can be no assurance as to the continuation or renewal thereof, or that any such D&O Insurance will provide coverage for losses to which the Indemnitee may be exposed and for which he or she may be permitted to be indemnified under the General Corporation Law of the State of Delaware (the "DGCL").

     Now, therefore, for and in consideration of the premises, the mutual promises hereinafter set forth, the reliance of the Indemnitee hereon in continuing to serve the Company or Another Entity in his or her present capacity and in undertaking to serve the Company or Another Entity in any additional capacity or capacities, the Company and the Indemnitee agree as follows:

     1.  Continued Service.  The Indemnitee will serve or continue to serve as a
         -----------------
director and/or an officer of the Company and/or in each such Authorized Capacity of or for Another Entity, in each case so long as he or she is duly elected and qualified to serve in such capacity or until he or she resigns or is removed.

     2.  Initial Indemnity.  (a) The Company will indemnify the Indemnitee when
         -----------------
he or she was or is involved in any manner (including without limitation as a party, a deponent or a witness) or is threatened to be made so involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, formal or informal, and any appeals therefrom (a "Proceeding") (other than a Proceeding by or in the right of the Company), by reason of the fact that he or she is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, partner, member, trustee, employee or agent (each an "Authorized Capacity") of another corporation, partnership, joint venture, trust or other enterprise (each "Another Entity"), or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including attorneys' and others' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if the Indemnitee acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, the Indemnitee had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent will not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not meet the foregoing standard of conduct to the extent applicable thereto.

     (b) The Company will indemnify the Indemnitee when he or she was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company in an Authorized Capacity of or for Another Entity, against any and all costs, charges and expenses (including attorneys' and others' fees) actually and reasonably incurred by him or her in connection with the investigation, preparation, defense, settlement or appeal of such Proceeding if the Indemnitee acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent, that the Court of Chancery or the court in which the Proceeding was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

     (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of a Proceeding without prejudice, in the defense of any Proceeding referred to in Section 2(a) or
Section 2(b) or in the defense of any claim, issue or matter in any such Proceeding, the Company will indemnify him or her against any and all costs, charges and expenses, including without limitation attorneys' and others' fees, actually and reasonably incurred by him or her in connection therewith.

     (d) Any indemnification under Section 2(a), Section 2(b) or Section 2(c) (unless ordered by a court) will be made by the Company only as authorized in the specific case upon a determination, in accordance with Section 4, that such indemnification is proper in the circumstances because he or she has met the applicable standards of conduct set forth in Section 2(a) and Section 2(b) (the "Indemnification Standards"). Such determination will be made in the manner set forth in Section 4(b).

     (e) Any and all costs, charges and expenses, including without limitation attorneys' and others' fees, actually and reasonably incurred by the Indemnitee in defending any Proceeding will be paid by the Company as incurred and in advance of the final disposition of such Proceeding in accordance with the procedure set forth in Section 4(e).

     (f) Notwithstanding anything in this Agreement to the contrary, the Indemnitee will not be entitled to indemnification or advancement of expenses pursuant hereto in connection with any Proceeding initiated by the Indemnitee against the Company (except for any Proceeding initiated by the Indemnitee pursuant to Section 6) unless the Company has joined in or consented to the initiation of such Proceeding.

     3.  Additional Indemnification.  (a) Pursuant to Section 145(f) of the
         --------------------------
DGCL, without limiting any right which the Indemnitee may have under Section 2, the Certificate, the Bylaws, the DGCL, any policy of insurance or otherwise, but subject to the limitations set forth in Section 2(f) and to any maximum permissible indemnity that may exist under applicable law at the time of any request for indemnity hereunder as contemplated by this Section 3(a), the Company will indemnify the Indemnitee against any amount which he or she is or becomes legally obligated to pay relating to or arising out of any claim made against him or her because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, omission, misstatement or misleading statement, which he or she commits, suffers, permits or acquiesces in while acting in his or her capacity as a director or officer of the Company, or, at the request of the Company, in an Authorized Capacity of or for Another Entity. The payments which the Company is obligated to make pursuant to this
Section 3 will include without limitation damages, judgments, fines, amounts paid in settlement and reasonable charges, costs and expenses, including attorneys' fees, expenses of investigation, preparation, defense and settlement of Proceedings and expenses of appeal, attachment or similar bonds; provided, however, that the Company will not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

        (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying and which results from a final, nonappealable order; or

        (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he or she was not legally entitled, including without limitation profits made from the purchase and sale of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and profits arising from transactions in securities which were effected in violation of Section 10(b) or Section 14(e) of the Exchange Act, including Rule 10b-5 or Rule 14e-3 promulgated thereunder.

The determination of whether the Indemnitee is entitled to indemnification under this Section 3(a) shall be made in accordance with Section 4(b).

        (b) Any and all costs, charges and expenses, including without limitation attorneys' and others' fees, actually and reasonably incurred by the Indemnitee in connection with any claim for which the Indemnitee may be entitled to indemnification pursuant to Section 3(a) will be paid by the Company as incurred and in advance of the final disposition thereof in accordance with the procedure set forth in Section 4(e).

     4.  Certain Procedures Relating to Indemnification and Advancement of
         -----------------------------------------------------------------
Expenses. (a) Except as otherwise permitted or required by the DGCL, for
--------
purposes of pursuing his or her rights to indemnification under Section 2(a),
Section 2(b), Section 2(c) or Section 3(a), as the case may be, the Indemnitee shall submit to the Company (to the attention of the Secretary) a statement of request for indemnification substantially in the form of Exhibit 1 attached hereto (the "Indemnification Statement") stating that he or she believes that he or she is entitled to indemnification pursuant to this Agreement, together with such documents supporting the request as are reasonably available to the Indemnitee and are reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification hereunder (the "Supporting Documentation"). Upon receipt of any Indemnification Statement, the Company will promptly advise the Board of Directors of the Company (the "Board") in writing that the Indemnitee has requested indemnification.

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     (b) The Indemnitee's entitlement to indemnification under Section 2(a),
Section 2(b), Section 2(c) or Section 3(a), as the case may be, will be determined promptly following a claim by the Indemnitee for indemnification thereunder and in any event not less than 30 calendar days after receipt by the Company of such Indemnification Statement and Supporting Documentation. The Indemnitee's entitlement to indemnification under Section 2(a) or Section 2(b) will, subject to the next sentence, be made in one of the following ways: (i) by the Board by a majority vote of the directors who are not and were not parties to such Proceeding or claim ("Disinterested Directors"), even though less than a quorum, (ii) if there are no Disinterested Directors, or if a majority of the Disinterested Directors so direct, by written opinion of independent legal counsel selected by a majority of the Disinterested Directors (or, if there are no Disinterested Directors or a majority vote thereof is not obtainable, by a majority of the entire Board), (iii) by the stockholders of the Company (but only if a majority of Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders of the Company for their determination) or (iv) as deemed to have been determined in accordance with Section 4(c). The Indemnitee's entitlement to indemnification under Section 2(c), Section 3(a) or, in the event of a Change of Control (as hereinafter defined), under Section 2(a) or Section 2(b) will be determined by written opinion of independent legal counsel selected by the Indemnitee. Independent legal counsel selected as described above will be a law firm or member of a law firm (x) that neither at the time in question nor in the five years immediately preceding such time has been retained to represent (A) the Company (or any of its affiliates) or the Indemnitee in any matter material to either such party or (B) any other party to the Proceeding or claim giving rise to a claim for indemnification under this Agreement, (y) that, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would not be precluded from representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement and (z) to which the Indemnitee or the Company, acting therein through a majority of the Disinterested Directors or, if there are no Disinterested Directors, by a majority of the entire Board, does not reasonably object. If the Company or the Indemnitee reasonably objects to such independent legal counsel, the Company, acting therein as hereinbefore provided, or the Indemnitee shall select another independent legal counsel subject to similar reasonable objection until there is no further such objection to such independent legal counsel. The Company will pay the fees and expenses of such independent legal counsel.

     (c) Submission of an Indemnification Statement and Supporting Documentation to the Company pursuant to Section 4(b) will create a presumption that the Indemnitee is entitled to indemnification under Section 2(a), Section 2(b),
Section 2(c) or Section 3(a), as the case may be, and thereafter the Company will have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, the Indemnitee will be deemed to be entitled to indemnification under Section 2(a), Section 2(b), Section 2(c) or
Section 3(a) herein unless, within the 30-calendar day period following receipt by the Company of such Indemnification Statement and Supporting Documentation, the person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification have been appointed and have made a determination, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), that the Indemnitee is not entitled to such indemnification and the Indemnitee has received notice within such period in writing of such determination. The foregoing notice shall (i) disclose with particularity the evidence in support of such determination and (ii) (A) if made by Disinterested Directors, be sworn to by all Disinterested Directors who participated in the determination and voted to deny indemnification, (B) if made by independent legal counsel, include a signed copy of the related written opinion of such counsel or (C) if made by the stockholders of the Company, include a certificate of the Company's Secretary as to the vote of such stockholders. The provisions of this Section 4(c) are intended to be procedural only; any determination pursuant to this Section 4(c) that the Indemnitee is not entitled to indemnification and any related failure to make the payments requested in the Indemnification Statement will be subject to review as provided in Section 6.

     (d) If a determination is made or deemed to have been made pursuant to this
Section 4 that the Indemnitee is entitled to indemnification, the Company will pay to the Indemnitee the amounts to which the Indemnitee is entitled within five business days after such determination of entitlement to indemnification has been made or deemed to have been made.

     (e) In order to obtain advancement of expenses pursuant to Section 2(e), the Indemnitee will submit to the Company a written undertaking substantially in the form of Exhibit 2 attached hereto, executed personally or on his or her behalf (the "Undertaking"), stating that (i) he or she has incurred or will incur actual expenses in defending a Proceeding and (ii) if and to the extent required by law at the time of such advance, he or she undertakes to repay such amounts advanced as to which it may ultimately be determined that the Indemnitee is not entitled. In order to obtain advancement of expenses pursuant to Section 3(b), the Indemnitee may submit an Undertaking or, if the Indemnitee chooses not to submit an Undertaking, shall submit such other form of request as he or she determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Company will within five calendar days make payment of the costs, charges and expenses stated in the Undertaking or Expense Request. No security will be required in connection with any Undertaking or Expense Request, and any Undertaking or Expense Request will be accepted, and all such payments shall be made, without reference to the Indemnitee's ability to make repayment.

     5.  Duplication of Payments.  The Company will not be liable under this
         -----------------------
Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate, the Bylaws, the DGCL or otherwise) of the amount otherwise payable hereunder.

     6.  Enforcement.  (a) If a claim for indemnification or advancement of
         -----------
expenses made to the Company pursuant to Section 4 is not timely paid in full by the Company as required by Section 4, the Indemnitee will be entitled to seek judicial enforcement of the Company's obligations to make such payments. If a determination is made pursuant to Section 4 that the Indemnitee is not entitled to indemnification or advancement of expenses hereunder, (i) the Indemnitee may at any time thereafter seek an adjudication of his or her entitlement to such indemnification or advancement either, at the Indemnitee's sole option, in (A) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (B) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, (ii) any such judicial proceeding or arbitration will be de novo and the Indemnitee will not be prejudiced by reason of such prior adverse determination and (iii) in any such judicial proceeding or arbitration the Company will have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Agreement.

     (b) The Company will be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to the provisions of Section 6(a) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

     (c) In any action brought under Section 6(a), it will be a defense to a claim for indemnification pursuant to Section 2(a) or Section 2(b) (but not an action brought to enforce a claim for costs, charges and expenses incurred in defending any Proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense will be on the Company. Neither the failure of the Company (including any person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification) to have made a determination as to the propriety of indemnification of the Indemnitee hereunder prior to commencement of such action nor an actual determination by the Company (including any person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification) that the Indemnitee has not met the applicable standard of conduct hereunder will be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

     (d) It is the intent of the Company that the Indemnitee shall not be required to incur the expenses associated with the enforcement of his or her rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person takes any action to declare this Agreement void or unenforceable or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his or her choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction relating to enforcement of this Agreement. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Indemnitee's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Indemnitee acknowledge that a confidential relationship will exist between the Indemnitee and such counsel. The Company will pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees, incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any person unsuccessfully contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

     7.  Liability Insurance and Funding.  If the Company obtains D&O Insurance,
         -------------------------------
the Company will use its best efforts, subject to commercial reasonability, to maintain such D&O Insurance in force at the Company's sole expense. To the extent that the Company obtains or maintains D&O Insurance, the Indemnitee will be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for a director or officer of the Company or a person serving at the request of the Company in an Authorized Capacity of or for Another Entity, as the case may be. The Company may, but shall not be required to, create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses pursuant to this Agreement.

     8.  Change of Control.  (a) If the Company sells or otherwise disposes of
         -----------------
all or substantially all of its assets or is a constituent corporation in a consolidation, merger or other business combination transaction or if there is a Change of Control (as defined below) of the Company, (a) the Company will require (if it is not the surviving, resulting or acquiring corporation therein) the surviving, resulting or acquiring corporation expressly to assume the Company's obligations under this Agreement and to agree to indemnify the Indemnitee to the full extent provided herein and (b), whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction (or Change of Control), the Indemnitee will also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he or she would have with respect to the Company if the transaction (or Change of Control) had not occurred.

     (b) The Company agrees that, if there is a Change of Control of the Company (other than a Change of Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change of Control), then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and advancement of expenses under this Agreement or any other agreement or Certificate (as defined below) or Bylaw provision now or hereafter in effect, the Company shall seek legal advice only from independent legal counsel selected as provided in Section 4(b). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of such independent legal counsel and to indemnify such counsel fully against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

     9.  Partial Indemnity.   If the Indemnitee is entitled under any provision
         -----------------
of this Agreement to indemnification by the Company for some or a portion of the costs, charges, expenses, judgments, fines and amounts paid in settlement of a Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

     10.  Nonexclusivity and Severability.  (a) The right to indemnification and
          -------------------------------
advancement of expenses provided by this Agreement is not exclusive of any other right to which the Indemnitee may be entitled under the Certificate, the Bylaws, the DGCL, any other statute, insurance policy, agreement, vote of stockholders or of directors or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while holding such office, and will continue after the Indemnitee has ceased to serve as a director or officer of the Company or in an Authorized Capacity in or for Another Entity and will inure to the benefit of his or her heirs, executors and administrators; provided, however, that, to the extent the Indemnitee otherwise would have any greater right to indemnification or advancement of expenses under any provision of the Certificate or the Bylaws as in effect on the date hereof, the Indemnitee will be deemed to have such greater right pursuant to this Agreement; and, provided further, that, inasmuch as it is the intention of the Company to provide the Indemnitee with the broadest and most favorable (to the Indemnitee) indemnity permitted by applicable law (whether by legislative action or judicial decision), to the extent that the DGCL currently permits or in the future permits (whether by legislative action or judicial decision) any greater right to indemnification or advancement of expenses than that provided under this Agreement as of the date hereof, the Indemnitee will automatically, without the necessity of any further action by the Company or the Indemnitee, be deemed to have such greater right pursuant to this Agreement. Similarly, the Indemnitee shall have the benefit of any future changes to the Certificate or the Bylaws which grant or permit any greater right to indemnification or advancement of expenses.

     (b) The Company will not adopt any amendment to the Certificate or Bylaws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Certificate, the Bylaws, the DGCL or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date upon which any such amendment was approved by the Board or the stockholders, as the case may be. Notwithstanding the foregoing, if the Company adopts any amendment to the Certificate or Bylaws the purported effect of which is to so deny, diminish or encumber the Indemnitee's rights to such indemnity, such amendment will apply only to acts or failures to act occurring entirely after the effective date thereof.

     (c) If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. No claim or right to indemnity or advancement of expenses pursuant to Section 3 hereof shall in any way affect or limit any right which the Indemnitee may have under Section 2 hereof, the Certificate, the Bylaws, the DGCL, any policy of insurance or otherwise.

     11.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

     12.  Modification; Survival.  This Agreement contains the entire agreement
          ----------------------
of the parties relating to the subject matter hereof; provided, however, that this provision shall not be construed to affect the Company's obligations to the Indemnitee under the Certificate or Bylaws. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement will survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service as a director or an officer of the Company or in an Authorized Capacity of or for Another Entity and will inure to the benefit of the Indemnitee's heirs, executors and administrators.

     13.  Certain Terms.  (a) For purposes of this Agreement, references to a
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person's capacity as a "director" shall include without limitation such person's capacity as a member of any committee appointed by the board of which such person is a director; references to "Another Entity" will include employee benefit plans; references to "fines" will include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" will include any service in any capacity which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement; references to the singular will include the plural and vice versa; and, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he or she will be deemed to have acted in a "manner not opposed to the best interests of the Company" as referred to herein.

     (b) For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred if (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Robert A. Faith, Harlan R. Crow, one of their affiliates, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the total voting power represented by the Company's then outstanding Voting Securities,
(2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof or (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (or the merger of Extended Stay Limited Partnership, a Delaware limited partnership, with and into the Company), or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

          (c)   For purposes of this Agreement, the term "Voting
Securities"shall mean any securities of the Company which vote generally in the election of directors.

     14.  Joint Defense.  Notwithstanding anything to the contrary contained
          -------------
herein, if (a) the Indemnitee elects to retain counsel in connection with any Proceeding or claim in respect of which indemnification may be sought by the Indemnitee against the Company pursuant to this Agreement and (b) any other director or officer of the Company or person serving at the request of the Company in an Authorized Capacity of or for Another Entity may also be subject to liability arising out of such Proceeding or claim and in connection with such Proceeding or claim seeks indemnification against the Company pursuant to an agreement similar to this Agreement, the Indemnitee, together with such other persons, will employ counsel to represent jointly the Indemnitee and such other persons unless the Indemnitee determines that such joint representation would be precluded under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, in which case the Indemnitee will notify the Company (to the attention of the Secretary) thereof and will be entitled to be represented by separate counsel.

     15.  Express Negligence Acknowledgment.  Without limiting or enlarging the
          ---------------------------------
scope of the indemnification obligations set forth in this Agreement, the Indemnitee will be entitled to indemnification hereunder in accordance with the terms hereof, regardless of whether the claim giving rise to such indemnification obligation is the result of the sole, concurrent or comparative negligence, or strict liability, of the Indemnitee.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                              HOMEGATE HOSPITALITY, INC.


                              By:______________________________________
                                  Name: _______________________________
                                  Title:_______________________________


                              INDEMNITEE


                              _________________________________________

                              Name: ___________________________________

                                                                       Exhibit 1
                                                                       ---------


                           INDEMNIFICATION STATEMENT
                           -------------------------


     1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of _____________ _____, 1995 (the "Indemnification Agreement"), between Homegate Hospitality, Inc., a Delaware corporation (the Company"), and the undersigned.

     2. I am requesting indemnification in connection with a Proceeding (as defined in the Indemnification Agreement) or claim in which I was or am involved or am threatened to be made involved.

     3. With respect to all matters related to any such Proceeding or claim, I believe that I am entitled to be indemnified pursuant to the provisions of the Indemnification Agreement.

     4. Without limiting any other rights which I have or may have, I am requesting indemnification against liabilities which have or may arise out of

________________________________________________________________________________

________________________________________________________________________________

__________.

     5. I have attached such documents supporting this request as are reasonably available to me and are reasonably necessary to determine whether and to what extent I am entitled to indemnification under the Indemnification Agreement.

                                 _____________________________________

                                 Name: _______________________________

                                                                       Exhibit 2
                                                                       ---------


                                  UNDERTAKING
                                  -----------


     1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of _______________ ___, 1995 (the "Indemnification Agreement"), between Homegate Hospitality, Inc., a Delaware corporation (the "Company"), and the undersigned.

     2. I am requesting advancement of certain costs, charges and expenses (including attorneys' and others' fees) which I have incurred or will incur in defending a Proceeding (as defined in the Indemnification Agreement) or in connection with a claim for which I may be entitled to indemnification pursuant to the Indemnification Agreement.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company under the Indemnification Agreement.

     4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________.




                                 _____________________________________

                                 Name: _______________________________